                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                             1934 (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_]  Confidential, For Use Of The Commission Only (As Permitted By Rule 14a-
   6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-
   12

                      LINCOLN NATIONAL INCOME FUND, INC.
               (Name of Registrant as Specified In Its Charter)

                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies: N/A

  (2) Aggregate number of securities to which transaction applies: N/A

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:* N/A

  (4) Proposed maximum aggregate value of transaction: N/A

  (5) Total fee paid: N/A
--------
*Set forth the amount on which the filing is calculated and state how it was determined.

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid: N/A

  (2) Form, Schedule or Registration Statement No.: N/A

  (3) Filing Party: N/A

  (4) Date Filed: N/A

Notes:

                      LINCOLN NATIONAL INCOME FUND, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

  The Annual Meeting of Stockholders of LINCOLN NATIONAL INCOME FUND, INC. (the "Fund") will be held at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605 on Tuesday, April 22, 1997 at 11:00 A.M. CDT, for the following purposes.

  1. To elect nine directors.

  2. To ratify or reject the selection of Coopers & Lybrand, L.L.P., as independent auditors for the fiscal year ending December 31, 1997.

  3. To transact such other business as may properly come before the meeting or any adjournments.

  Stockholders of record at the close of business on February 28, 1997 are entitled to vote at the meeting.

                                          By order of the Board of Directors,

                                          LOGO
                                          C. Suzanne Womack
                                          Secretary

March 18, 1997

                            YOUR VOTE IS IMPORTANT

  TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE MARK PREFERENCES, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                      LINCOLN NATIONAL INCOME FUND, INC.
                             200 EAST BERRY STREET
                           FORT WAYNE, INDIANA 46802

                                PROXY STATEMENT

         For Annual Meeting of Stockholders to be held April 22, 1997

  The Board of Directors of Lincoln National Income Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Stockholders to be held on April 22, 1997 at 11:00 A.M. CDT, at The Chicago Club, 81 East Van Buren Street, Second Floor, Rooms D, E and F, Chicago, Illinois 60605, or at any adjournment of that meeting. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT TO A STOCKHOLDER UPON REQUEST MADE TO MR. SCOTT SCHILLING, 200 EAST BERRY STREET, FORT WAYNE, INDIANA 46802, 1-800-254-6265.

  A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting, but if not so revoked the shares represented by such proxy will be voted according to the instruction on the proxy card. Pursuant to Maryland law, only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes against a particular matter. On the other hand, broker non-votes, if any, while counted for quorum purposes, are not deemed to be present for any matter for which a broker does not have authority to vote. Accordingly, broker non-votes will not have an effect on the outcome of the matters to be considered at the meeting.

  Stockholders of record at the close of business on February 28, 1997 will be entitled to vote at the meeting or any adjournment thereof. On that date, the Fund had 6,832,195 shares of Common Stock and 40,000 shares of Variable Term Preferred Stock ("Preferred Stock") outstanding and entitled to vote. Each share of Common Stock and Preferred Stock will be entitled to one vote at the meeting.

  This proxy statement and accompanying proxy card are being mailed on or about March 18, 1997. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or personal contacts by officers of the Fund or regular employees of Lincoln Investment Management, Inc. (formerly named Lincoln National Investment Management Company), the Fund's investment advisor (the "Advisor"), and/or employees of the Fund's stock transfer agent, Boston EquiServe (formerly named The First National Bank of Boston). In addition, the Board of Directors of the Fund has authorized management to retain Corporate Investors Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for this meeting. This cost, including specified expenses, is not expected to exceed $6,000 and will be borne by the Fund. Any other expenses of solicitation will also be borne by the Fund, except for the services provided by the Advisor's employees which will be borne by the Advisor.

  The Fund's investment advisor is Lincoln Investment Management, Inc., 200 East Berry Street, Fort Wayne, Indiana 46802.

                             ELECTION OF DIRECTORS

                               (PROPOSAL NO. 1)

  At the Annual Meeting, nine directors will be elected to hold office until their successors are elected and qualified. Pursuant to the Fund's Articles of Incorporation, seven of the directors will be elected by the holders of the outstanding shares of the Common Stock and Preferred Stock, voting as a single class. Two directors will be elected solely by the holders of the shares of Preferred Stock. Under Maryland law, the nominees receiving a plurality of the votes cast at the meeting will be elected.

  Except as otherwise directed on the proxy card, the persons named as proxies will vote for the election of the nominees for directors listed below.

  Each of the nominees is currently a director of the Fund. Each of the nominees has consented to be a nominee and to serve as a director if elected.

  In the event that any of the nominees should become unavailable for election as a director, the persons named in the accompanying form of proxy intend to vote for such substitute as the Board of Directors may select.

                                                                    SHARES OF
                                                                   COMMON STOCK
                                                                   BENEFICIALLY
               NAME, AGE, POSITION WITH THE FUND,                    OWNED AT
               BUSINESS EXPERIENCE DURING THE PAST                 DECEMBER 31,
                  FIVE YEARS AND DIRECTORSHIPS                       1996(A)*
               -----------------------------------                 ------------
DIRECTORS TO BE ELECTED BY HOLDERS OF COMMON STOCK AND PREFERRED
 STOCK
ADELA CEPEDA (38), Director (since 1992) of the Fund; President,       1,132
 A.C. Advisory, Inc. (May 1995-present); Managing Director and co-founder of Abacus Financial Group, Inc. (July 1991-May 1995);
 Director and Vice President of Harvard Club of Chicago (since
 1986); Director of Lincoln National Convertible Securities Fund,
 Inc.
ROGER J. DESHAIES (47), Director (since 1992) of the Fund; Senior      2,328
 Vice President--Finance (1990-present) of Parkview Health
 System, Fort Wayne, Indiana; Director of Hospital Laundry
 Services, Inc. (since 1995); President and Chairman of Hospital
 Laundry Services, Inc. (February 1993-February 1995); Director
 of Signature Care, Inc. (since 1992); Director and Treasurer of
 Pine Valley Country Club (since 1993); Director of Lincoln
 National Convertible Securities Fund, Inc.
CHARLES G. FREUND (73), Director (since 1972) of the Fund;            24,433
 Chairman Emeritus of the Board of Directors, Success National
 Bank at Lincolnshire (since 1991); Director of Lincoln National
 Convertible Securities Fund, Inc. and Mathers Fund, Inc.
H. THOMAS McMEEKIN** (43), President (since May 1994) and              2,281
 Director (since 1990) of the Fund; Executive Vice President and
 Chief Investment Officer (since May 1994), prior thereto Senior
 Vice President (November 1992-May 1994) of Lincoln National
 Corporation; President and Director (June 1995-November 1996) of
 Lincoln National Investment Companies, Inc.; President (since
 May 1994), prior thereto Executive Vice President (February
 1992-November 1992) and Director (since May 1991) of Lincoln
 Investment Management Inc. (formerly called Lincoln National
 Investment Management Company); President (since May 1994) and
 Director (since 1990) of Lincoln National Convertible Securities
 Fund, Inc.; President and Chief Executive Officer (since June
 1994) and Director (since June 1992) of Lincoln National
 Mezzanine Corporation; Vice President (January 1990-November
 1992) and Director (since November 1994) of The Lincoln National
 Life Insurance Company; Director of Delaware Management
 Holdings, Inc., Lincoln National Investment Companies, Inc.,
 Lynch & Mayer, Inc. and Vantage Global Advisors, Inc.

                                                                    SHARES OF
                                                                   COMMON STOCK
                                                                   BENEFICIALLY
               NAME, AGE, POSITION WITH THE FUND,                    OWNED AT
               BUSINESS EXPERIENCE DURING THE PAST                 DECEMBER 31,
                  FIVE YEARS AND DIRECTORSHIPS                       1996(A)*
               -----------------------------------                 ------------
DANIEL R. TOLL (69), Director (since 1976) of the Fund; Corporate      4,685
 and Civic Director of Brown Group Inc., A.P. Green Industries,
 Inc., Mallinckrodt Inc., Lincoln National Convertible Securities
 Fund, Inc., Kemper National Insurance Companies and NICOR, Inc.
FRED J. YOUNG (82), Director (since 1979) of the Fund; author,        18,000
 lecturer and investor; Director of Lincoln National Convertible
 Securities Fund, Inc.; President of United Wealth Watchers of
 America.
ANN L. WARNER** (45), Vice President (since 1988) and Director           200
 (since 1995) of the Fund; Senior Vice President and Director of
 Portfolio Management (since May 1994), prior thereto Vice
 President and Portfolio Manager (March 1991-May 1994) of Lincoln
 Investment Management, Inc.; Director, Lincoln National
 Convertible Securities Fund, Inc.
DIRECTORS TO BE ELECTED BY HOLDERS OF PREFERRED STOCK
RICHARD M. BURRIDGE (67), Director (since 1972) of the Fund;          17,281
 Chairman (since September 1996), prior thereto President (March
 1986-September 1996) of The Burridge Group, Inc. (investment management); Director of Computer Access International,
 Cincinnati Financial Corporation, Lincoln National Convertible
 Securities Fund, Inc., and St. Joseph Light and Power Company;
 Chairman of the Board of Fort Dearborn Income Securities, Inc.
THOMAS N. MATHERS (82), Director (since 1973) of the Fund; self-       3,333
 employed financial consultant; Vice President and Director of
 OFC Meadowood Retirement Community (since 1989); Director of
 Lincoln National Convertible Securities Fund, Inc.

--------
(a) The shares beneficially owned by each of the directors do not exceed 1.0% of the outstanding shares of Common Stock of the Fund.
   *Each director has sole voting and investment authority over the shares shown, except as otherwise indicated below. The shares listed for Ms. Cepeda include 411 shares held in trust. The shares listed for Mr. Freund include 988 shares held by his wife. The shares listed for Mr. McMeekin include 200 shares held in trust. The shares listed for Mr. Young include 10,000 shares held in trust. The shares listed for Mr. Deshaies include 1,066 shares held in trust. No director owns any shares of Preferred Stock.
  **These directors are "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). Mr. McMeekin is an executive officer of Lincoln National Corporation, of which the Advisor is a wholly-owned subsidiary, and Ms. Warner is an executive officer of the Advisor. Both Mr. McMeekin and Ms. Warner acquired shares of common stock of Lincoln National Corporation in the ordinary course during 1996, but those transactions involved substantially less than 1.0% of the outstanding shares of the common stock of Lincoln National Corporation.

  As of December 31, 1996, the directors and officers of the Fund as a group (14 persons) beneficially owned 76,325 shares, representing approximately 1.1% of the shares of Common Stock outstanding.

  The members of the nominating, audit and joint transactions committees consist of all directors except those who may be deemed to be "interested persons" as indicated above. The nominating committee recommends nominees for directors and officers for consideration by the full Board. The nominating committee does not solicit suggestions for nominees for the Board of Directors, but suggestions accompanied by biographical data will be considered if sent to the Secretary of the Fund. The audit committee makes recommendations to the full Board with respect to the engagement of independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the joint transactions committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Fund's investment advisor are also investing. The Board of Directors met five times during the year ended December 31, 1996. In addition, the joint transactions committee met five times, the nominating committee met twice and the audit committee met twice.

  During the year ended December 31, 1996, all of the directors attended 75% or more of the aggregate meetings of the Board of Directors and the board committees of which such directors were members and were eligible to attend.

  The executive officers of the Fund, other than as shown above, are: David A. Berry (51), Vice President since 1992; David C. Fischer (39), Vice President since February 1995; David G. Humes (40), Vice President since 1993 and Controller since 1993; and Harold F. McElraft (52), Vice President and Treasurer from April 1996 to February 1997. Mr. Berry has been a Vice President of the Advisor since January 1987. Mr. Fischer has been a Vice President of the Advisor since December 1993. Prior thereto, he was an Assistant Vice President of the Advisor (1988-December 1993). Mr. Humes has been Director of Regulated Investment Companies since August 1993. Prior thereto, he was Director of Strategic Planning and Auditing for the Annuities Division of The Lincoln National Life Insurance Company (1986-August 1993). Mr. McElraft was a Senior Vice President and Chief Financial Officer of the Advisor from December 1995 to February 1997. Prior thereto, he was President of Rightwaters Association (August 1994-December 1995), Senior Vice President, GNA Corporation (March 1994-July 1994) and Executive Vice President, Templeton Funds Management, Inc. (July 1991-March 1994). The executive officers of the Fund are elected annually by the Board of Directors.

COMPENSATION OF DIRECTORS AND OFFICERS

  The Fund pays directors' fees to those directors who are not affiliated with the Advisor at the rate of $8,000 per year, a $500 fee for attendance at each Board meeting, a $250 fee for attendance at each joint transactions committee meeting and reimburses directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its directors and officers. In addition, the Fund provides no pension or retirement benefits to its directors and officers.

  The following table shows compensation for the independent directors for the year ended December 31, 1996:

                                                 YEAR ENDED DECEMBER 31, 1996
                                               ---------------------------------
                                                AGGREGATE    TOTAL COMPENSATION
                                               COMPENSATION  FROM FUND AND FUND
                                                 FROM THE         COMPLEX
         NAME                                    FUND(1)    PAID TO DIRECTORS(2)
         ----                                  ------------ --------------------
      Adela Cepeda............................   $11,500          $21,000
      Roger J. Deshaies.......................    11,750           21,250
      Charles G. Freund.......................    11,750           21,250
      Daniel R. Toll..........................    11,750           21,250
      Fred J. Young...........................    11,750           21,250
      Richard M. Burridge.....................    11,000           20,500
      Thomas N. Mathers.......................    11,250           20,250

--------
(1) Includes the director's fee of $8,000 per year, a $500 fee for attendance at each Board Meeting and a $250 fee for each joint transactions committee meeting attended.
(2) Each of the independent directors is also a director of Lincoln National Convertible Securities Fund, Inc. This information represents the aggregate directors' fees paid to the individual by both Funds.

                       SELECTION OF INDEPENDENT AUDITORS

                               (PROPOSAL NO. 2)

  The Board of Directors by the unanimous vote of the directors (including those directors who are not "interested persons") has selected Coopers & Lybrand, L.L.P. ("Coopers & Lybrand") as auditors for the Fund for the fiscal year ending December 31, 1997, and the stockholders are asked to ratify this selection. Coopers & Lybrand has served as independent auditors of the Fund since 1993.

  A representative of Coopers & Lybrand will attend the annual meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

  Required Approval. The affirmative vote of a majority of the shares present, in person or by proxy, at the meeting is required for ratification.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                        VOTE "FOR" THIS PROPOSAL NO. 2

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Fund's executive officers, directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Advisor are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during 1996 the filing requirements applicable to the above-mentioned persons were met.

                        DATE FOR STOCKHOLDER PROPOSALS

  Any stockholder proposals intended to be presented at the next annual meeting and be included in the proxy statement and proxy must be in proper form and must be received on or before November 18, 1997. All such proposals should be sent to the Secretary of the Fund, 200 East Berry Street, Fort Wayne, Indiana 46802. The inclusion of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                 OTHER MATTERS

  The Board of Directors does not know of any other matter or business that may be brought before the meeting. However, if any such matter or business properly comes before the meeting, it is intended that the persons named as proxies in the enclosed proxy card will vote in accordance with their best judgment.

                                          LOGO

                                          C. Suzanne Womack
                                          Secretary

Dated: March 18, 1997

            YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

                                                          PROXY

                       LINCOLN NATIONAL INCOME FUND, INC.

             Proxy Solicitation on behalf of the Board of Directors

                                  COMMON STOCK

  The undersigned, hereby acknowledges receipt of the Proxy Statement and appoints Ann L. Warner, H. Thomas McMeekin and C. Suzanne Womack and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held Tuesday, April 22, 1997, and to vote all the Fund's common stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

  This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2, and in their discretion, the Proxies may vote upon any other business that properly comes before the meeting.

  If your address differs from that appearing hereon, please advise The First National Bank of Boston, c/o Boston EquiServe, L.P., Investor Relations, Mail
Stop: 45-02-62, P.O. Box 8200, Boston, MA 02102-8200, of your correct address.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.

                                                   -------------------
                                                   SEE REVERSE
                                                   SIDE
                                                   -------------------

1. ELECTION OF DIRECTORS.

  Nominees: A. Cepeda, R. Deshaies, C. Freund, T. McMeekin, D. Toll, A. Warner,
F. Young

 FOR ALL NOMINEES    WITHHELD FROM ALL NOMINEES
          [_]                  [_]

 [_] _______________________________________________________________________
    For all nominees except as noted above

The Board of Directors recommends a vote FOR the following proposal:

2. RATIFICATION OF THE SELECTION OF AUDITORS.

 FOR   AGAINST  ABSTAIN
 [_]     [_]      [_]

 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [_]

 MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [_]

IMPORTANT: Please sign exactly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.


Signature: _________________________________________ Date______________________

Signature: _________________________________________ Date______________________

                                                               PROXY

                      LINCOLN NATIONAL INCOME FUND, INC.

            Proxy Solicitation on behalf of the Board of Directors

                         VARIABLE TERM PREFERRED STOCK

     The undersigned, hereby acknowledges receipt of the Proxy Statement and appoints Ann L. Warner, H. Thomas McMeekin and C. Suzanne Womack and each of them as proxies with full power of substitution to act for the undersigned at the Fund's Annual Meeting to be held Tuesday, April 22, 1997, and to vote all the Fund's variable term preferred stock which the undersigned is entitled to vote at said meeting and at any adjournment thereof as follows:

     This proxy will be voted as specified herein. If no specification is made, it will be voted FOR all nominees for director, FOR Proposal 2, and in their discretion, the Proxies may vote upon any other business that properly comes before the meeting.

     If your address differs from that appearing hereon, please advise The First National Bank of Boston, c/o Boston EquiServe, L.P., Investor Relations, Mail
Stop: 45-02-62, P.O. Box 8200, Boston, MA 02102-8200, of your correct address.

         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                         USING THE ENCLOSED ENVELOPE.

                                                   -----------
                                                   SEE REVERSE
                                                   SIDE
                                                   ------------

1. ELECTION OF DIRECTORS.

    Nominees: R. Burridge, A. Cepeda, R. Deshaies, C. Freund, T. Mathers, T. McMeekin, D. Toll, A. Warner, F. Young

   FOR ALL NOMINEES    WITHHELD FROM ALL NOMINEES
     [ ]                      [ ]

   [ ] _______________________________________________________________________
       For all nominees except as noted above

The Board of Directors recommends a vote FOR the following proposal:

2. RATIFICATION OF THE SELECTION OF AUDITORS.

   FOR    AGAINST    ABSTAIN
   [ ]      [ ]        [ ]

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

   MARK HERE IF YOU PLAN TO ATTEND THE MEETING  [ ]

IMPORTANT: Please sign exactly as your name or names appear hereon and when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signature is by a corporation, sign the full corporate name by a duly authorized officer.


Signature: _________________________________________ Date______________________

Signature: _________________________________________ Date______________________


2132176.7